                                                                    Exhibit 10.5

               SMOKY MARKET FOODS, INC. 2006 STOCK INCENTIVE PLAN

                            NONSTATUTORY STOCK OPTION
                                 AWARD AGREEMENT


Participant:______________________________
Date of Grant:____________________________
Number of Option Shares:__________________
Option Exercise Price Per Share:  [$_____]

     This Award Agreement (this "Agreement") is entered into as of the [_____] day of [__________,] 200_, between Smoky Market Foods, Inc., a Nevada corporation, (the "Company"), and [NAME OF PARTICIPANT] ("Participant").

     WHEREAS, the Company maintains the Smoky Market Foods, Inc. 2006 Stock Incentive Plan (the "Plan") and the Board of Directors of the Company has approved the grant to the Participant of an option to purchase shares of common stock of the Company (the "Shares") described below; and

     WHEREAS, the Participant is an employee, director or consultant of the Company and desires to accept such options on the terms and conditions set forth below and in the Plan.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT OF NONSTATUTORY STOCK OPTION. The Company hereby grants to the Participant an Option (the "Option") to purchase all or any part of an aggregate amount of [__________ (_____)] shares of the common stock of the Company ("Shares") at a purchase price ("Option Exercise Price") of [$_____] per Share, on the terms and conditions set forth below and in the Plan. The Option is NOT intended to constitute an "incentive stock option" as that term is used in the Plan and Section 422 of the Code. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE ACCEPTING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. For purposes of this Agreement, references to the Participant's status as an "employee" or to the Participant's "employment" and similar references shall, unless otherwise required by governing law, include the Participant's service as a director or consultant for the Company (provided the services provided by the Participant as a consultant are within the scope of consultant services eligible for use of a Registration Statement on Form S-8).

     2. VESTING SCHEDULE. Subject to the limitations of this Agreement and the Plan, to the extent that it has not previously expired under Section 3 below, the Option shall vest and become exercisable over [____________] pursuant to the following vesting schedule:

          (a) The right to purchase [_____ PERCENT (___%)] of the total number of Shares subject to this Option shall vest and become exercisable on [__________], provided the Participant is still employed by the Company on that date; and

          (b) The right to purchase an additional [_____ PERCENT (___%)] of the total number of Shares subject to this Option shall vest and become exercisable on each [__________] thereafter, provided the Participant is still employed by the Company on the applicable vesting date. If the Participant remains employed by the Company through [__________], the Option shall be vested and exercisable as to 100% of the Option Shares listed above.

Any Options that are not vested on the date the Participant ceases for any reason to be employed in any capacity with the Company (whether such termination of employment is voluntary or involuntary, with or without cause, on account of death, or otherwise) shall be forfeited and cancelled.

     3. EXPIRATION OF OPTION. The Option shall expire (and to the extent it previously has become vested under Section 2 above, it shall cease to be exercisable) upon the first to occur of the following:

          (a) The [____] anniversary of the Date of Grant specified above;

          (b) In the event of the Participant's termination of employment with the Company on account of death or "permanent and total disability" as defined in Section 22(e)(3) of the Code ("Disability"), one year after the date of such termination of employment; or

          (c) In the event of the Participant's voluntary or involuntary termination of employment with the Company for any reason other than death or Disability, three (3) months after the effective date of termination of employment (unless the Participant dies during such three-month period, in which case the three-month period shall be extended to one year from the date of termination of employment).

     4. EXERCISE OF OPTION. The Participant may exercise all or any portion of the Option that has become vested and exercisable by delivering written notice substantially in the form attached hereto as EXHIBIT "A" (including the Investment Representation Statement included therein) to the [__________] of the Company at the Company's headquarters prior to the close of business on the last regular business day of the Company prior to the date the Option expires. The notice of exercise shall:

          (a) State the number of Shares with respect to which the Option is being exercised, and the name, address and social security number of the Participant or other purchaser if the Participant is deceased;

          (b) Contain any representations and agreements as to the Participant's or other recipient's investment intent with respect to the Shares exercised as may be reasonably required by the Company upon advice of counsel; and

          (c) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Participant after his death, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option.

The notice of exercise shall also be accompanied by payment in full of the Option Exercise Price for the number of Shares being acquired plus any applicable withholding taxes, which payment shall be made in cash, by certified check, bank draft or postal or express money order payable to the Company.

     5. LOCK-UP PERIOD. The Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the

Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     6. TRANSFER OF OPTION. The Option is not transferable, and during the Participant's life, may be exercised only by him or her. Notwithstanding the foregoing, the Participant may assign or transfer the Option with the consent of the Board of Directors (each transferee thereof, a "Permitted Assignee") (a) to the Participant's spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and this Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. Any transfer in violation of this Section 6 shall be null and void. Upon the Participant's death, the Option may be exercised, if at all, only by the personal representatives, executors or administrators of the Participant's estate.

     7. SECURITIES LAW RESTRICTIONS. Notwithstanding any contrary provision in this Agreement, except as waived on a case by case basis by the Company in its sole discretion, no person may exercise the Option unless the Shares to be acquired are then registered under the Securities Act of 1933 (the "Act"), and any other applicable securities laws of any state, or the Company receives an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company stating that the exercise of the Option and the issuance of Shares pursuant to the exercise is exempt from such registration requirements. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained. The Company may, as a condition precedent to the exercise of the Option, require the Participant (or, in the event of the Participant's death, his legal representatives) to enter into such agreements or to make such updated representations as may be required to make lawful the exercise of the Option and the ultimate disposition of the Shares acquired by such exercise.

     If at the time of exercise, as applicable, of this Option, the Option and the Shares are not subject to an effective Registration Statement on Form S-8, the Participant represents, warrants and covenants that: (a) the Participant is acquiring the Option and, upon exercise of the Option, the Shares solely for investment purposes and for an indefinite and indeterminate time without the intent of making any sale, distribution or disposition thereof; (b) the Participant has been advised and understands that neither the Option nor the Shares have been registered for sale pursuant to federal and state securities laws and that the Option and the Shares are "restricted securities" under such laws; (c) the Option is nontransferable, the Shares received upon exercise of the Option may not be sold, transferred, encumbered or otherwise disposed of without registration or exemption under such securities laws, and the Option and Shares must be held indefinitely; (d) the Participant is accepting and acquiring the Option and upon exercise will be acquiring the Shares for investment for the Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); and (e) upon exercise of the Option, the Shares received will be subject to stop transfer instructions and bear such restrictive legends as the Company may reasonably require for purposes of securities law compliance.

     The Participant further represents, warrants and covenants that he or she is familiar with the Company, has access to and has received all information that he or she considers necessary or appropriate for deciding whether to invest in the Option and Shares, has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Option and the Shares as well as the business, prospects and financial condition of the Company, and has had the chance to obtain all information necessary to verify any such information.

     8. TAXES. The Option may not be exercised unless the Participant has paid or made provision satisfactory to the Company for payment of all federal, state and local income taxes, and any other taxes, which the Company may be obligated to collect as a result of the issuance or transfer of Shares upon such exercise of the Option. To the extent the Company reasonably believes that it is required to withhold any amount to cover any taxes in connection with the exercise of the Option, the Company is hereby authorized to withhold The Company is hereby authorized to withhold such amount from any compensation or other amounts owed or that may become owed by the Company to the Participant.

     9. NO STOCKHOLDER RIGHTS. The Participant shall have no rights as a stockholder with respect to any Shares covered by the Option until the date as of which such Shares are issued following exercise of such Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or any other distributions for which the record date is prior to the date as of which such stock is issued. Neither the Company nor its directors, officers or other employees have any fiduciary, equitable, implied contractual or other non-contractual duty with respect to the Option, and no such person shall be liable for any failure of the Shares to appreciate or otherwise achieve a value in excess of the Option Exercise Price.

     10. NO EMPLOYMENT RIGHTS. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OF THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE PARTICIPANT'S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

     11. [intentionally left blank]

     12. OTHER PROVISIONS. The Company may, as a condition precedent to the exercise of the Option, require the Participant (or, in the event of the Participant's death, his or her legal representatives, legates or distributees) to enter into such agreements or to make such representations as may be required to make lawful the exercise of the Option and the ultimate disposition of the shares acquired by such exercise.

     13. NOTICES. Any notice which either of the parties hereto is required or permitted to give to the other must be in writing and may be given by personal delivery or by mailing the same by registered or certified mail, return receipt requested, to the party to which or to whom the notice is directed, at the address each party designates in writing, or in the absence of any such written designation by the Participant at his or her last known address on the records of the Company. The Participant further agrees to notify the Company upon any change in the residence address indicated below.

     14. GOVERNING LAW. All transactions contemplated hereunder and all rights of the parties hereto shall be governed as to validity, construction, enforcement and in all other respects by the laws and decisions of the State of Nevada, without regard to principles of conflicts of law.

     15. AMENDMENT. Except as permitted by the Plan, this Agreement shall not be modified or amended except by written agreement signed by all of the parties hereto.

     16. RELATIONSHIP TO PLAN AND INTERPRETATION. The Option and this Agreement are subject to the terms of the Plan, a current copy of which has been provided to the Participant, together with the Plan Summary. The Participant acknowledges receipt of a copy of the Plan and Plan Summary and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Participant has reviewed the Plan, this Award Agreement and Plan Summary in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Option.

     In the event of any conflict between the terms of the Plan and this Agreement, the provisions of this Agreement shall be controlling. Capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Plan unless the context requires otherwise. Any provision of this Agreement which is invalid, prohibited, or unenforceable in any jurisdiction, shall not invalidate the remainder of the provision or the remaining provisions of the Agreement. Wherever necessary to implement the intent of the parties hereto, references herein to the singular shall be interpreted as the plural, and vice versa, and the feminine, masculine or neuter gender shall be treated as one of the other genders. The titles of the sections of this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

     17. ENTIRE AGREEMENT. Subject to the Plan, this Agreement contains all of the representations, declarations and statements from either party to the other and expresses the entire understanding between the parties with respect to the transactions provided for herein. All prior memoranda, letters, statements and agreements concerning the Option, Shares and this subject matter, if any, are merged in and replaced by this Agreement.

     18. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Option.

     19. DISPUTE RESOLUTION. With respect to any future claim, dispute, suit, or action connected with, relating to, or otherwise arising under or with respect to this Agreement or the Plan: (a) the party substantially prevailing in such dispute, claim, or action shall be entitled to recover all reasonable attorneys fees and out-of-pocket litigation costs; and (b) each of the Company and Participant expressly and irrevocably:

          (i) Consents, submits, and subjects himself and any such claim, suit, dispute, or action to the exclusive personal and subject matter jurisdiction of the United States District Court for the District of _________ and the ________ State courts located in _____________County, ______ ("_____ Courts");

          (ii) Agrees that the _______ Courts shall have exclusive jurisdiction over all such claims, disputes, suits, and actions and that venue properly lies in such _____ Courts as to any such claim, dispute, suit, or action;

          (iii) Waives any objection to venue, subject matter jurisdiction, and personal jurisdiction in the Utah Courts;

          (iv) Covenants and agrees not to plead or assert any such objection;
and

          (v) Consents to service of process by first class mail to his most recent address as set forth in the books and records of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                      Company:

                                            SMOKY MARKET FOODS, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


                                      Participant:

                                            [NAME OF PARTICIPANT]

                                            ____________________________________
                                            Name:_______________________________
                                            Address:
                                            ____________________________________
                                            ____________________________________

                                   EXHIBIT "A"
                                   -----------

               SMOKY MARKET FOODS, INC. 2006 STOCK INCENTIVE PLAN
                                 EXERCISE NOTICE


Smoky Market Foods, Inc.
[COMPANY ADDRESS]
Attention:  [PRESIDENT OR CEO]


     1. EXERCISE OF OPTION. Effective as of today, [___________, ____,] the undersigned ("Participant") hereby elects to exercise the Participant's Option to purchase [________] shares of the common stock (the "Shares") of Smoky Market Foods, Inc. (the "Company") under and pursuant to the Smoky Market Foods, Inc. 2006 Stock Incentive Plan (the "Plan") and the Award Agreement dated [__________] (the "Award Agreement").

     2. DELIVERY OF PAYMENT. Participant herewith delivers to the Company the full purchase price of the Shares as set forth in the Award Agreement, plus all applicable withholding taxes that the Company has indicated are due upon exercise.

     3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that he or she has received, read and understood the Plan, the Award Agreement and the Plan Summary and agrees to abide by and be bound by their terms and conditions. Participant has also executed and is delivering to the Company the attached Investment Representation Statement on which the Company is relying in issuing the Shares.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

     5. TAX CONSULTATION/WITHHOLDING. The Participant understands that he or she may suffer adverse tax consequences as a result of the exercise of the Option or the disposition of the Shares. The Participant represents that he or she has consulted with any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and that he or she is not relying on the Company or its agents for any tax advice. To the extent the Company reasonably believes that it is required to withhold any amount to cover any taxes in connection with the exercise of the Option, the Company is hereby authorized to withhold such amount from any compensation or other amounts owed or that may become owed by the Company to the Participant.

     6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. The Participant understands and agrees that, unless (i) the Participant is not, and has not for 90 days, been an affiliate of the Company, and (ii) a Registration Statement on Form S-8 (and similar state qualifications) is effective with respect to the Shares, the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS.

          (b) STOP-TRANSFER NOTICES. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, personal representatives, administrators, successors and assigns.

     8. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

     9. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the laws of the State of _______.

     10. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Award Agreement and the Investment Representation Statement attached hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Company's interest except by means of a writing signed by the Company.

Submitted by:                              Accepted by:

PARTICIPANT                                SMOKY MARKET FOODS, INC.


___________________________________        By: _________________________________
Signature                                  Name: _______________________________
                                           Title: ______________________________
___________________________________
Print Name

ADDRESS:                                   ADDRESS:
-------                                    -------

___________________________________        _____________________________________

___________________________________        _____________________________________

                                           _____________________________________
                                           Date Received

                       INVESTMENT REPRESENTATION STATEMENT


PARTICIPANT:

COMPANY:          SMOKY MARKET FOODS, INC.

SECURITY:         COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed shares of common stock of Smoky Market Foods, Inc. ("the Securities"), the undersigned Participant represents to the Company the following:

     (a) The Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) The Participant acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant's investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) The Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate,
(2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.


                                      (1)

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

     (e) The Participant is a resident of the State of [NAME OF STATE].

                                    Signature of Participant:

                                    _______________________________

                                    Date: _________________________


                                      (2)